Exhibit 99.1

SOMX Investor Relations Presentation Rich Pascoe President & CEO Tran Nguyen SVP & CFO May 2011 (r)

Forward-Looking Statements This presentation contains forward-looking statements about our business, including our commercialization plans and outlook, future financial results and events that have not yet occurred. Operating in the pharmaceutical industry inherently involves significant risks and uncertainties, including the risks outlined under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and our other filings made with the SEC from time to time. Our actual results may differ materially from our expectations due to these risks and uncertainties, including our near-term dependence on the success of our lead product candidate, Silenor(r), and factors relating to ability to raise sufficient capital, competition, intellectual property protection, industry environment, and other matters. Somaxon undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. 2

Building Shareholder Value by Executing our Corporate Objectives 3 Our goal is to become a leading specialty pharmaceutical company dedicated to creating value for our shareholders through maximizing the potential of our marketed product Silenor(r) and commercializing promising products that treat important medical conditions where there is an unmet medical need and/or high level of patient dissatisfaction. NOTE: Silenor was approved by the FDA for the treatment of insomnia characterized by difficulty with sleep maintenance in March 2010. (r)

Somaxon Pharmaceuticals Today Focused specialty pharmaceutical company Branded prescription products Established commercial organization Flexible and scalable Silenor: Highly differentiated product with meaningful revenue potential First and only non-scheduled Rx sleep maintenance insomnia treatment Demonstrated Rx growth since launch in September 2010 Favorable managed care coverage (~200mm lives have access to reimbursement) Nine (9) Orange Book listed patents (latest patent expires 2027) OTC life-cycle management opportunity Launched Silenor with experienced partner P&G Focused on primary care physicians and pharmacies Deal structure preserves asset value and company autonomy Well capitalized to fund revenue growth Ability to further invest in Silenor and potential commercial pipeline 4

Recent Somaxon Developments Continuing to contract with managed care plans to solidify broad patient access Contracted with commercial health plans to ensure unrestricted access for ~110mm lives Tier 2 unrestricted: Medco Health Tier 3 unrestricted: Express Scripts and RxSolutions Providing elderly with unrestricted access through agreements with managed Medicare Part D plans covering ~3mm lives Implemented eVoucher program that automatically reduces patient co-pays1 to $15 at ~33,000 participating pharmacies Strengthened Silenor IP estate with food effect patent issuance Patent issued on March 29, 2011 Patent protection to August 2027 Expanded to 145 sales reps in early 2Q 2011 35 additional sales reps deployed in high-value territories Combined with P&G = 250 sales reps 5 1. Assumes that patient s have access to commercial health insurance and their co-pay amount is < $85.

Silenor: First-Line Therapy for Sleep Maintenance Insomnia First and only FDA-approved product for sleep maintenance insomnia that is not associated with risk of abuse or physical dependence Marketed in U.S. since September 20, 2010 Differentiated insomnia product Potent H1 antagonist1,2 Promotes sleep into hours 7 and 83 No next-day residual effects Not a controlled substance 6 1. Silenor (r) (doxepin) tablets Prescribing Information. San Diego, CA: Somaxon Pharmaceuticals, Inc.; revised March 2010. 2. Kryger MH, Roth T, Dement WC, eds. Principles and Practice of Sleep Medicine. 4th ed. Philadelphia, PA: Elsevier Saunders; 2005. 3. Data on file. San Diego, CA: Somaxon Pharmaceuticals, Inc.

Insomnia is a Large and Accessible Market* Large and growing market $2bn in U.S. sales (2010) 71mm U.S. TRx's (2010) Concentrated market <50,000 doctors write half the TRx's 30% of highest prescribing doctors are specialists Top-decile prescribers average >1,000 Rx's/year Solid "window of opportunity" for Silenor Lack of differentiated insomnia treatments No near-term "novel" compounds on the horizon Decreased competitive promotional expenditures Primary details have decreased DTC spending down dramatically 7 (CHART) * Source: IMS Health data. Insomnia Remains Under-diagnosed and Under-treated (70mm Insomniacs)

Primary Issue: Sleep Maintenance* * Source: National Sleep Foundation. Summary of findings: 2008 Sleep in America poll. n = 1,760 respondents. Maintenance Onset Difficulty Falling Asleep Frequent Nocturnal Awakenings Early Morning Awakenings Difficulty Falling Asleep 29% 42% 26% 8 Sleep in America poll: >60% of respondents reported sleep problems Silenor addresses the two most common complaints

Silenor: Improved Sleep Efficiency in Adults and the Elderly* Adults: Sleep Efficiency - Night 1 (35 Night Study, N=221) * Krystal A et al. Sleep. 2010;33(11):1533-1561. Data on file. San Diego, CA: Somaxon Pharmaceuticals, Inc. Elderly: Sleep Efficiency - Night 1 (85 Night Study, N=240) 9 9 * * * * * * * * * * * * * * * * * * * * * p-value <0.05 * p-value <0.05 Placebo Silenor 3mg Silenor 6mg

Silenor: Adverse Events in Controlled Studies 10 Adverse Event* Placebo (N=278) Silenor 3mg (N=157) Silenor 6mg (N=203) Nervous System Disorders Somnolence/Sedation 4% 6% 9% Infections and Infestations Upper Respiratory Tract Infection/Nasopharyngitis 2 4 2 Gastroenteritis 0 2 0 Gastrointestinal Disorders Nausea 1 2 2 Vascular Disorders Hypertension 0 3 <1 * Includes reactions that occurred at a rate of ? 2% in any Silenor-treated group and at a higher rate than placebo. Source: Silenor Prescribing Information. Low-rate of discontinuation seen in clinical trials for both 3mg (1%) and 6mg (0.7%) as compared to placebo (0.6%)

Silenor Commercial Strategy Target high-value physicians through experienced sales force Establish strong market share within targeted physicians Non-personal promotion to physicians Increase frequency with targeted physicians Broaden reach to non-targeted physicians Partnered with leading professional resources (e.g. Medscape and Epocrates) Direct to insomniac campaign Comprehensive digital promotion (e.g. websites and WebMD) Ensure broad patient access Target plans that drive insomnia Rx's Seeking preferred status over other branded therapies Target Medicare Part D plans given Silenor's favorable clinical profile in elderly population Minimize patient out-of-pocket costs 11

Highly Leverageable Commercial Organization

- Combined 250 sales reps
  - Target 40,000 high-valued physicians
  - 1Q 2011 sales force metrics
    - >90,000 details to physicians*
    - >10,000 calls to pharmacies*
    - >280,000 sample packs distributed*
- Somaxon's 145 sales reps to call on ~23,000 high-value physicians
  - Specialty sales force targeting psychiatrists, neurologists, and sleep, pain and addiction specialists**
- P&G's 105 sales reps call on 17,000 PCPs and 25,000 pharmacies



Responsible for 42% of U.S. Insomnia TRx's
Somaxon
Pharmaceuticals
23,000
HVPs
P&G
17,000 PCP's

* Source: IMS Health data.
** PCPs that are high-prescribers of insomnia therapies are considered specialists and high-value physicians.

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Current Silenor Patient Coverage Distribution*

- Currently ~200mm commercial lives have access to reimbursement for Silenor
  - Contracted unrestricted access for ~110mm lives:
    - Medco (T2): 37mm
    - CVS/Caremark (T3): 52mm
    - Express Scripts (T3): 14mm
    - RxSolutions (T3): 3mm
    - Blue Shield of CA (T3): 3mm
    - Prime Therapeutics (T3): 2mm
- CMS 2011 – Managed Medicare Part D coverage
  - Contracted unrestricted access for ~3mm elderly lives
- Department of Defense – Tier 2 status on TRICARE covering ~10mm lives
- Low monthly out-of-pocket expenses
  - Co-pay assistance programs reduce patient out-of-pocket costs to less than $1 per day
    - eVoucher[1] and SleepSaver[2] programs



Silenor Payor Coverage
(% of TRx's)
Medicare
Part D
5%
Medicaid
4%
Federal
8%
Cash 12%
Commercial
71%

* Source: IMS Health data.
1. Assumes that patient s have access to commercial health insurance and their co-pay amount is ≤ $85.
2. Based on patient co-pays of less than $55 per Rx.

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14 Recent April 2011 Refill Rate at 27% * Normalized to account for 33 tablets per prescription due to mail order prescriptions. Silenor Prescriptions: Over 40,000 TRx* Since Launch (CHART)

Silenor: Patent Coverage 15 Orange Book Listed Patents Orange Book Listed Patents Orange Book Listed Patents Orange Book Listed Patents Patent Number Issue Date Expiration Date 1. Method of use (food effect) 7,915,307 03/29/11 08/24/27 2. Method of use (transient) 6,211,229 04/03/01 02/17/20 3. Method of use (chronic) 5,502,047 03/26/96 03/22/13 4. Formulation 5,585,115 12/17/96 01/09/15 5. Formulation 5,725,884 03/10/98 01/09/15 6. Formulation 5,866,166 02/02/99 01/09/15 7. Formulation 5,948,438 09/07/99 01/09/15 8. Formulation 6,217,909 04/17/00 01/09/15 9. Formulation 6,103,219 08/15/00 01/09/15 Patent Applications Patent Applications Patent Applications Patent Applications Patent Number Issue Date Expiration Date 1. Method of use (8th hour)* 11/804,720 pending 05/18/27 2. Method of use (elderly)* 11/804,722 pending 05/18/27 3. Method of use (weight gain, tolerance, rebound insomnia)* 11/867,595 pending 10/04/27 4. Formulation/PK 12/101,917 pending 04/11/28 * If issued, would be listed in the Orange Book.

Financials 16 Summary Information Actual Cash, cash equivalents & marketable securities (3/31/11) $43.3mm Shares outstanding 45.0mm Fully diluted shares1 52.6mm Other Information Comment(s) Full-Year 2011 total OpEx guidance $78-83mm (includes $4mm of non-cash, share-based compensation expense)$74-79mm (excluding $4mm of non-cash, share-based compensation expense) 1. Includes 4.6mm stock options ($3.62 WAEP), 2.4mm warrants ($1.41 WAEP) and 570K restricted stock units.

Somaxon Investment Highlights Silenor Highly differentiated sleep maintenance insomnia treatment Potential to generate meaningful near and long-term revenue Strong IP position; Latest patent expires in 2027 Somaxon maintains full ownership of asset and strategic autonomy Significant growth potential in 2011 and beyond Leverage commercial infrastructure through commercial partnerships Product acquisitions that deliver immediate top and bottom line revenue Ability to acquire/in-license late stage clinical development product(s) Ex-U.S. Silenor opportunities Strong fundamentals Experienced management team Strong balance sheet: No Debt Established commercial, business development, clinical/regulatory and supply chain core competencies 17

SOMX Investor Relations Presentation Rich Pascoe President & CEO Tran Nguyen SVP & CFO May 2011 (r)